UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2012

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-35388	74-2331986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4295 San Felipe

Houston, Texas 77027

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (713) 693-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2012, James D. Rollins III notified Prosperity Bancshares, Inc. (“Prosperity”) that he was resigning as President, Chief Operating Officer and a Director of Prosperity and President and a Director of Prosperity Bank, effective November 26, 2012, to pursue another opportunity. For the present time, Mr. Rollins’ responsibilities at Prosperity and Prosperity Bank will be divided among members of Prosperity Bank’s Executive Committee. David Zalman will assume the titles of President of Prosperity and Prosperity Bank.

A copy of Prosperity’s press release announcing Mr. Rollins’ resignation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated November 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC. (Registrant)

Dated: November 26, 2012	By:	/s/ Charlotte M. Rasche
Charlotte M. Rasche Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Press Release issued by Prosperity Bancshares, Inc. dated November 26, 2012.